UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 5, 2004

THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 977-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPA NY

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page
8.01.	Other Events	3

Item 8.01. Other Events

On August 31, 2004, we released information announcing that, effective December 31, 2004, Stephen W. Sullivan will retire as Vice President/Newspaper Operations. A copy of the press release is filed as Exhibit 99.01.

On October 5, 2004, we released information announcing that, effective December 31, 2004, Alan M. Horton will retire from his role as Senior Vice President /Newspapers and that Richard A. Boehne, Executive Vice President of Scripps, will be responsible for the day-to-day management of the newspaper division. A copy of the press release is filed as Exhibit 99.02.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.01	Press release dated August 31, 2004.

99.02	Press release dated October 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Senior Vice President and Chief Financial Officer

Dated: October 8, 2004

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